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Exhibit 32.1

Certification Pursuant to 18 U.S.C Section 1350

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,

        In connection with the Annual Report of Sealy Mattress Corporation (the "Company") on Form 10-K for the period ending November 27, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David J. McIlquham, Chief Executive Officer of the Company and James B. Hirshorn, Senior Executive Vice President Finance, Operations, Research & Development of the Company, each certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 27, 2006

/s/ DAVID J. MCILQUHAM
David J. McIlquham Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ JAMES B. HIRSHORN
James B. Hirshorn Senior Executive Vice President Finance, Operations, Research & Development (Principal Financial Officer)

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,